UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 24, 2011

(Date of Earliest Event Reported)

West Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-21771	47-0777362
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11808 Miracle Hills Drive, Omaha, Nebraska 68154

(Address of principal executive offices)

Registrant’s telephone number, including area code: (402) 963-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 24, 2011, West Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) pursuant to which the Company agreed to purchase all of the outstanding equity of HyperCube LLC.

On November 29, 2011, the Company issued a press release announcing the execution of the Securities Purchase Agreement which is attached hereto as Exhibit 99.1. The information contained in the press release is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated as of November 29, 2011, issued by West Corporation announcing the execution of the Securities Purchase Agreement for the acquisition of HyperCube LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2011	WEST CORPORATION

	By:	/s/ Paul M. Mendlik
Paul M. Mendlik
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated as of November 29, 2011, issued by West Corporation announcing the execution of the Securities Purchase Agreement for the acquisition of HyperCube LLC.

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